UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

TD Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF TD HOLDINGS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

TD Holdings, Inc.

25th Floor, Block C, Tairan Building

No. 31 Tairan 8th Road, Futian District

Shenzhen, Guangdong, PRC 518000

INFORMATION STATEMENT

March 29, 2021

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of TD Holdings, Inc.:

We are furnishing this Information Statement to the stockholders of TD Holdings, Inc., a Delaware corporation (the “Company”, “we”, “us” or “GLG”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Delaware law. This Information Statement advises the Company’s stockholders of actions taken and approved on March 10, 2021, by unanimous written consent of the Company’s Board of Directors and the subsequent adoption of such corporate action by the holders a majority of the Company’s outstanding shares of Common Stock (the “Majority Stockholders”), to amend the Company’s Articles of Incorporation, as amended (the “Amendment”) to increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company, from 100,000,000 shares to 600,000,000 shares, and preferred stock, par value $0.001 per share (the “Preferred Stock”) of the Company, from 10,000,000 shares to 50,000,000 shares (the “Share Increase”). The total number of shares which the Company shall have the authority to issue is 650,000,000 shares upon the Amendment and Share Increase are completed.

STOCKHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE AMENDMENT AND THE SHARE INCREASE. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER THE SHARE INCREASE.

The Share Increase will not become effective until the filing with the Secretary of State of Delaware the Certificate of Amendment of Certificate of Incorporation of the Company, as amended at least 20 days after the date of the mailing of this Information Statement to the Company’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement contains a description of the Share Increase. We encourage you to read the Information Statement, including Appendix A, thoroughly. It describes the essential terms of the action to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

By Order of the Board of Directors,

/s/ Renmei Ouyang
Renmei Ouyang
Chief Executive Officer
March 29, 2021

TD Holdings, Inc.

25th Floor, Block C, Tairan Building

No. 31 Tairan 8th Road, Futian District

Shenzhen, Guangdong, PRC 518000

NOTICE OF ADOPTION AND APPROVAL OF AMENDMENT AND SHARE INCREASE
BY WRITTEN CONSENT OF STOCKHOLDERS

March 29, 2021

To the Stockholders of TD Holdings, Inc.:

NOTICE IS HEREBY GIVEN, under Delaware corporate law (“Delaware Law”) that, on March 10, 2021, the holders of a majority of the outstanding shares of the common stock of TD Holdings, Inc., a Delaware corporation, entitled to vote thereon, acting by written consent without a meeting of stockholders, authorized, adopted and approved the execution and delivery of the Amendment to the Certificate of Incorporation, as amended (the “Amendment”) to increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company from 100,000,000 shares to 600,000,000 shares, and preferred stock, par value $0.001 per share (the “Preferred Stock”) of the Company, from 10,000,000 shares to 50,000,000 shares (the “Share Increase”). The total number of shares which the Company shall have the authority to issue is 650,000,000 shares upon the Amendment and Share Increase are completed.

As permitted by Delaware Law, no meeting of the stockholders of the Company is being held to vote on the approval of the Amendment and Share Increase. The Amendment and Share Increase are described in detail in the enclosed Information Statement.

By Order of the Board of Directors,

/s/ Renmei Ouyang
Renmei Ouyang
Chief Executive Officer

TD HOLDINGS, INC.
INFORMATION STATEMENT

Introduction

This Information Statement is being furnished to the stockholders of TD Holdings, Inc. a Delaware corporation (“GLG” or the “Company”), in connection with the prior approval of our Board of Directors of, and receipt of approval by written consent of holders of the majority of the Company’s issued and outstanding common stock for, the execution and filing of the Amendment to the Certificate of Incorporation, as amended (the “Amendment”) to increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company from 100,000,000 shares to 600,000,000 shares, and preferred stock, par value $0.001 per share (the “Preferred Stock”) of the Company, from 10,000,000 shares to 50,000,000 shares (the “Share Increase”). A copy of Amendment is included as Appendix A to this Information Statement. The total number of shares which the Company shall have the authority to issue is 650,000,000 shares upon the Amendment and Share Increase are completed.

The Board of Directors believes that the approval of the Share Increase is in the best interest of the Company and its stockholders and will allow the Company to have sufficient authorized shares for future issuance, including for public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Accordingly, on March 9, 2021, the Board approved the Amendment, and directed that the Amendment be presented to stockholders holding a majority of the issued and outstanding shares of our capital stock.

Under Delaware Law and our Bylaws, the affirmative vote of a majority of the issued and outstanding shares of our Common Stock, as of the close of business on March 10, 2021, the record date, is required to approve the Amendment. As of March 10, 2021, there were issued and outstanding 96,033,893 shares of Common Stock. As permitted by Delaware Law, on March 10, 2021, we received a written consent in lieu of a meeting of stockholders from holders of 50,491,213 shares of Common Stock representing 52.58% of the total issued and outstanding shares of our voting stock approving the Amendment (the “Consent Action”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED AND NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER THE AMENDMENT AND SHARE INCREASE.

The Amendment and the Share Increase will not become effective until the filing with the Secretary of State of Delaware of the Amendment at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

This Information Statement is furnished for the purposes of informing stockholders of the Consent Action prior to the effectiveness of the Amendment in the manner required under the Securities Exchange Act of 1934, as amended, and under Delaware Law. This Information Statement is first being mailed on or about March 29, 2021 to holders of record of Common Stock as of the close of business on March 10, 2021 (the “Record Date”).

Voting Securities and Principal Holders Thereof

As of March 10, 2021, there were outstanding 96,033,893 shares of Common Stock.

The following table sets forth, as of March 10, 2021, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of five percent (5%) or more of any class of our voting securities, (ii) each director, (iii) each of the named executive officers, and (iv) all of our directors and named executive officers as a group. Shares which the person or group has the right to acquire within 60 days of March 10, 2021, are deemed to be outstanding in calculating the percentage ownership of such person or group, but are not deemed to be outstanding as to any other person or group.

Unless otherwise indicated in the footnotes, the principal address of each of the stockholders, named executive officers, and directors below is c/o TD Holdings, Inc., 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000.

Shares Beneficially Owned

Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers
Renmei Ouyang	10,167,275	10.65%
Wei Sun	-	-
Qun Xie	-	-
Siyuan Zhu	-	-
Weicheng Pan	-	-
Kecen Liu	160,000	0.17%
Xiangjun Wang	-	-
Donghong Xiong	-	-
All current directors and name executive officers as a group (8 persons)	10,327,275	10.82%
5% or Greater Stockholders
Shuxiang Zhang	17,170,000	17.98%
All 5% or Greater stockholders	17,170,000	17.98%

On March 9, 2021, the Board approved the Share Increase and Amendment, and recommended that the Company’s stockholders approve the same. On March 10, 2021, stockholders holding an aggregate of 50,491,213 shares of our issued and outstanding Common Stock approved the Share Increase and Amendment by written consent. Those stockholders included Renmei Ouyang and Shuxiang Zhang and other stockholders that hold less than 5% of our shares of common stock (the “Majority Stockholders”), which collectively hold 52.58% of the Company’s Common Stock as of March 10, 2021, the record date.

No Appraisal Rights

Under Delaware Law, our stockholders are not entitled to appraisal rights in connection with the authorized shares Increase.

Effective Date and Effects of the Share Increase

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Amendment and Share Increase will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders that is entitled to vote or gives an authorization or consent in regard to the Amendment and Share Increase. The Company anticipates that this Information Statement will be mailed or furnished to our stockholders on or about March 30, 2021. Therefore, the Company anticipates that the Amendment and Share Increase will be effective on or about April 12, 2021, or such later date as all conditions and requirements to effectuate the Amendment and Share Increase are satisfied.

Potential uses of the additional authorized shares of Common Stock and Preferred Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock and Preferred Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking stockholders approval. The Company may issue shares of its Common Stock and Preferred Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s stockholders. The additional shares of Common Stock will have the same rights as the presently authorized Common Stock, including the right to cast one vote per share of Common Stock. The additional shares of Preferred Stock will have the same rights as the presently authorized Preferred Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock and Preferred Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing stockholders.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements with respect to two or more security holders sharing the same address by delivering a single information statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

Brokers with account holders who are TD Holdings, Inc. stockholders may be “householding” our Information Statement. A single Information Statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Information Statement, please notify your broker and direct your request to TD Holdings, Inc., Attention: Secretary, 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000. The telephone number of our principal offices is +86 (0755) 88898711. Upon written or oral request to the Company’s secretary, the Company will promptly provide a separate copy of the Information Statement. If you wish to receive a single copy of the Information Statement instead of multiple copies, please direct your request to the same address above.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.  Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Renmei Ouyang
By: Renmei Ouyang
Chief Executive Officer

Dated: March 29, 2021

Appendix A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

TD HOLDINGS, INC.

Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

The undersigned, being a duly authorized officer of Bat Group, Inc. (the “Corporation’’), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

The Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOURTH thereof in its entirety and inserting the following in lieu thereof:

“Fourth: The total number of shares which the Corporation shall have the authority to issue is Six Hundred and Fifty Million (650,000,000) shares of two classes of capital stock to be designated respectively preferred stock (“Preferred Stock”) and common stock (“Common Stock”). The total number of shares of Common Stock the Corporation shall have authority to issue is 600,000,000 shares, par value $0.001 per share. The total number of shares of Preferred Stock the Corporation shall have authority to issue is 50,000,000 shares, par value $0.001 per share. The Preferred Stock authorized by this Certificate of Incorporation may be issued in series. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including, but not limited to:

(1) the designation of each series and the number of shares that shall constitute the series;

(2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

(3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

(5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment; and

(6) the voting rights, if any, in the shares of each series and any conditions upon the exercising of such rights.”

The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law of the State of Delaware.

TD HOLDINGS, INC.

Date: March 29, 2021	By:
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer